                                                                       EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS


         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.91%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.47%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

         The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.91%, 5.09% and 11.09%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER $10,000 INITIAL PREMIUM ISSUE AGE 40
                        $54,658 INITIAL SPECIFIED AMOUNT



                         VALUES -- CURRENT COST OF INSURANCE


                                   0% Hypothetical                   6% Hypothetical                       12% Hypothetical
                                Gross Investment Return           Gross Investment Return              Gross Investment Return
                              ---------------------------     -------------------------------      -----------------------------
              Premium
Policy       Paid Plus        Cash     Surrender    Death       Cash      Surrender    Death       Cash      Surrender    Death
Year       Interest at 5%     Value      Value     Benefit      Value       Value     Benefit      Value       Value     Benefit
------     ---------------    ------   --------   ---------    -------    ---------  ---------     ------    ---------  --------
     1        10,500          9,693      8,791     54,658      10,281        9,325    54,658        10,868      9,860    54,658
     2        11,025          9,367      8,515     54,658      10,538        9,583    54,658        11,779     10,774    54,658
     3        11,576          9,050      8,267     54,658      10,803        9,874    54,658        12,768     11,813    54,658
     4        12,155          8,744      8,084     54,658      11,075       10,248    54,658        13,844     13,014    54,658
     5        12,763          8,446      7,884     54,658      11,355       10,625    54,658        15,013     14,283    54,658
     6        13,401          8,158      7,687     54,658      11,643       11,013    54,658        16,284     15,654    54,658
     7        14,071          7,879      7,494     54,658      11,939       11,409    54,658        17,665     17,135    54,658
     8        14,775          7,608      7,304     54,658      12,243       11,813    54,658        19,165     18,735    54,658
     9        15,513          7,345      7,117     54,658      12,556       12,226    54,658        20,796     20,466    54,658
    10        16,289          7,091      7,061     54,658      12,877       12,847    54,658        22,569     22,539    54,658
    11        17,103          6,899      6,869     54,658      13,314       13,284    54,658        24,692     24,662    54,658
    12        17,959          6,712      6,682     54,658      13,766       13,736    54,658        27,018     26,988    54,658
    13        18,856          6,529      6,499     54,658      14,235       14,205    54,658        29,566     29,536    54,658
    14        19,799          6,350      6,320     54,658      14,721       14,691    54,658        32,358     32,328    54,658
    15        20,789          6,176      6,146     54,658      15,225       15,195    54,658        35,417     35,387    54,658
    16        21,829          6,005      5,975     54,658      15,747       15,717    54,658        38,767     38,737    56,600
    17        22,920          5,838      5,808     54,658      16,287       16,257    54,658        42,438     42,408    60,262
    18        24,066          5,675      5,645     54,658      16,848       16,818    54,658        46,460     46,430    64,115
    19        25,270          5,516      5,486     54,658      17,429       17,399    54,658        50,866     50,866    68,160
    20        26,533          5,360      5,330     54,658      18,031       18,001    54,658        55,725     55,725    72,443
    25        33,864          4,634      4,604     54,658      21,385       21,355    54,658        87,940     87,940   105,528
    30        43,219          3,988      3,958     54,658      25,394       25,364    54,658       138,778    138,778   159,595
    35        55,160          3,412      3,382     54,658      30,187       30,157    54,658       219,006    219,006   229,957
    40        70,400          2,899      2,869     54,658      35,915       35,885    54,658       345,614    345,614   362,895
    45        89,850          2,442      2,412     54,658      42,762       42,732    54,658       545,415    545,415   572,686


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
         MALE STANDARD NON-SMOKER $10,000 INITIAL PREMIUM ISSUE AGE 40
                        $54,658 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE



                               0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                            Gross Investment Return             Gross Investment Return             Gross Investment Return
                       -----------------------------------  ----------------------------------  ----------------------------------
              Premium
Policy       Paid Plus    Cash      Surrender     Death      Cash      Surrender     Death       Cash     Surrender     Death
Year      Interest at 5%  Value      Value       Benefit     Value       Value      Benefit      Value       Value      Benefit
------   --------------  ------      -----       -------     -----      -----       -------      ------     ------      -------
     1       10,500       9,641        8,744      54,658    10,229         9,279     54,658       10,817      9,814      54,658
     2       11,025       9,253        8,411      54,658    10,427         9,482     54,658       11,671     10,666      54,658
     3       11,576       8,866        8,098      54,658    10,624         9,710     54,658       12,598     11,643      54,658
     4       12,155       8,478        7,837      54,658    10,819        10,010     54,658       13,605     12,775      54,658
     5       12,763       8,087        7,548      54,658    11,010        10,287     54,658       14,698     13,968      54,658
     6       13,401       7,694        7,248      54,658    11,197        10,567     54,658       15,886     15,256      54,658
     7       14,071       7,296        6,937      54,658    11,379        10,849     54,658       17,178     16,648      54,658
     8       14,775       6,892        6,614      54,658    11,554        11,124     54,658       18,583     18,153      54,658
     9       15,513       6,481        6,276      54,658    11,721        11,391     54,658       20,112     19,782      54,658
    10       16,289       6,062        6,032      54,658    11,878        11,848     54,658       21,777     21,747      54,658
    11       17,103       5,660        5,630      54,658    12,085        12,055     54,658       23,711     23,681      54,658
    12       17,959       5,242        5,212      54,658    12,281        12,251     54,658       25,831     25,801      54,658
    13       18,856       4,803        4,773      54,658    12,461        12,431     54,658       28,157     28,127      54,658
    14       19,799       4,339        4,309      54,658    12,623        12,593     54,658       30,709     30,679      54,658
    15       20,789       3,847        3,817      54,658    12,762        12,732     54,658       33,516     33,486      54,658
    16       21,829       3,322        3,292      54,658    12,875        12,845     54,658       36,605     36,575      54,658
    17       22,920       2,760        2,730      54,658    12,957        12,927     54,658       39,999     39,969      56,799
    18       24,066       2,158        2,128      54,658    13,004        12,974     54,658       43,713     43,683      60,324
    19       25,270       1,509        1,479      54,658    13,011        12,981     54,658       47,776     47,746      64,020
    20       26,533         807          777      54,658    12,969        12,939     54,658       52,223     52,223      67,889
    25       33,864           0            0      10,000    11,690        11,660     54,658       81,694     81,694      98,032
    30       43,219           0            0      10,000     7,132         7,102     54,658      127,350    127,350     146,453
    35       55,160           0            0      10,000         0             0     10,000      198,538    198,538     208,464
    40       70,400           0            0      10,000         0             0     10,000      311,080    311,080     326,634
    45       89,850           0            0      10,000         0             0     10,000      481,494    481,494     505,569




 ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE 45
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 40
                            $10,000 INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE


                                   0% Hypothetical                     6% Hypothetical
                                Gross Investment Return              Gross Investment Return
                            ------------------------------     -----------------------------------
             Premium
Policy      Paid Plus        Cash    Surrender     Death          Cash      Surrender      Death
Year      Interest at 5%     Value     Value      Benefit         Value       Value       Benefit
--------  -------------    --------  ---------  ----------     ----------   ---------   ----------
  1          10,500          9,739      8,832     88,962         10,329         9,370     88,962
  2          11,025          9,455      8,595     88,962         10,639         9,675     88,962
  3          11,576          9,179      8,384     88,962         10,959        10,016     88,962
  4          12,155          8,909      8,237     88,962         11,289        10,459     88,962
  5          12,763          8,646      8,071     88,962         11,631        10,901     88,962
  6          13,401          8,387      7,904     88,962         11,981        11,351     88,962
  7          14,071          8,130      7,734     88,962         12,340        11,810     88,962
  8          14,775          7,876      7,562     88,962         12,707        12,277     88,962
  9          15,513          7,623      7,387     88,962         13,081        12,751     88,962
 10          16,289          7,370      7,340     88,962         13,461        13,431     88,962
 11          17,103          7,175      7,145     88,962         13,926        13,896     88,962
 12          17,959          6,985      6,955     88,962         14,408        14,378     88,962
 13          18,856          6,799      6,769     88,962         14,908        14,878     88,962
 14          19,799          6,618      6,588     88,962         15,426        15,396     88,962
 15          20,789          6,440      6,410     88,962         15,963        15,933     88,962
 16          21,829          6,267      6,237     88,962         16,520        16,490     88,962
 17          22,920          6,097      6,067     88,962         17,098        17,068     88,962
 18          24,066          5,931      5,901     88,962         17,697        17,667     88,962
 19          25,270          5,769      5,739     88,962         18,317        18,287     88,962
 20          26,533          5,610      5,580     88,962         18,961        18,931     88,962
 25          33,864          4,869      4,839     88,962         22,554        22,524     88,962
 30          43,219          4,207      4,177     88,962         26,858        26,828     88,962
 35          55,160          3,617      3,587     88,962         32,017        31,987     88,962
 40          70,400          3,089      3,059     88,962         38,198        38,168     88,962
 45          89,850          2,618      2,588     88,962         45,605        45,575     88,962
                                   12% Hypothetical
                                Gross Investment Return
                          ----------------------------------
Policy                       Cash      Surrender     Death
Year                         Value       Value      Benefit
--------                  ----------   ---------   ---------
  1                         10,920       9,907      88,962
  2                         11,892      10,887      88,962
  3                         12,955      12,000      88,962
  4                         14,116      13,286      88,962
  5                         15,386      14,656      88,962
  6                         16,770      16,140      88,962
  7                         18,279      17,749      88,962
  8                         19,925      19,495      88,962
  9                         21,720      21,390      88,962
 10                         23,676      23,646      88,962
 11                         25,937      25,907      88,962
 12                         28,415      28,385      88,962
 13                         31,129      31,099      88,962
 14                         34,102      34,072      88,962
 15                         37,359      37,329      88,962
 16                         40,929      40,899      88,962
 17                         44,841      44,811      88,962
 18                         49,131      49,101      88,962
 19                         53,837      53,837      88,962
 20                         59,035      59,035      88,962
 25                         93,723      93,723     112,467
 30                        148,398     148,398     170,657
 35                        234,773     234,773     246,512
 40                        371,473     371,473     390,047
 45                        587,691     587,691     617,075



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE 45
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 40
                            $10,000 INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                        0% Hypothetical                            6% Hypothetical
                                      Gross Investment Return                    Gross Investment Return
                               -----------------------------------         -----------------------------------
                Premium
Policy         Paid Plus         Cash      Surrender      Death               Cash      Surrender      Death
Year         Interest at 5%     Value        Value       Benefit             Value        Value       Benefit
-------      --------------   ----------   ---------    ----------         ----------   ---------   ----------
   1             10,500         9,739        8,832        88,962             10,329        9,370       88,962
   2             11,025         9,455        8,595        88,962             10,639        9,675       88,962
   3             11,576         9,179        8,384        88,962             10,959       10,016       88,962
   4             12,155         8,909        8,237        88,962             11,289       10,459       88,962
   5             12,763         8,646        8,071        88,962             11,631       10,901       88,962
   6             13,401         8,387        7,904        88,962             11,981       11,351       88,962
   7             14,071         8,130        7,734        88,962             12,340       11,810       88,962
   8             14,775         7,876        7,562        88,962             12,707       12,277       88,962
   9             15,513         7,623        7,387        88,962             13,081       12,751       88,962
  10             16,289         7,370        7,340        88,962             13,461       13,431       88,962
  11             17,103         7,151        7,121        88,962             13,917       13,887       88,962
  12             17,959         6,927        6,897        88,962             14,382       14,352       88,962
  13             18,856         6,697        6,667        88,962             14,856       14,826       88,962
  14             19,799         6,458        6,428        88,962             15,335       15,305       88,962
  15             20,789         6,208        6,178        88,962             15,819       15,789       88,962
  16             21,829         5,943        5,913        88,962             16,306       16,276       88,962
  17             22,920         5,662        5,632        88,962             16,792       16,762       88,962
  18             24,066         5,361        5,331        88,962             17,275       17,245       88,962
  19             25,270         5,034        5,004        88,962             17,751       17,721       88,962
  20             26,533         4,679        4,649        88,962             18,216       18,186       88,962
  25             33,864         2,169        2,139        88,962             20,110       20,080       88,962
  30             43,219             0            0        10,000             20,085       20,055       88,962
  35             55,160             0            0        10,000             14,818       14,788       88,962
  40             70,400             0            0        10,000                  0            0       10,000
  45             89,850             0            0        10,000                  0            0       10,000

                                         12% Hypothetical
                                      Gross Investment Return
                               -----------------------------------
Policy                            Cash      Surrender     Death
Year                             Value        Value      Benefit
-------                        ----------   ---------  -----------
   1                           10,920        9,907        88,962
   2                           11,892       10,887        88,962
   3                           12,955       12,000        88,962
   4                           14,116       13,286        88,962
   5                           15,386       14,656        88,962
   6                           16,770       16,140        88,962
   7                           18,279       17,749        88,962
   8                           19,925       19,495        88,962
   9                           21,720       21,390        88,962
  10                           23,676       23,646        88,962
  11                           25,937       25,907        88,962
  12                           28,415       28,385        88,962
  13                           31,129       31,099        88,962
  14                           34,102       34,072        88,962
  15                           37,359       37,329        88,962
  16                           40,929       40,899        88,962
  17                           44,841       44,811        88,962
  18                           49,131       49,101        88,962
  19                           53,837       53,837        88,962
  20                           59,035       59,035        88,962
  25                           93,723       93,723       112,467
  30                          148,326      148,326       170,574
  35                          234,076      234,076       245,780
  40                          369,322      369,322       387,788
  45                          575,858      575,858       604,651


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.91%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.47%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fees waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

         The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.25% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.20% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. We may change
the current asset based cost of insurance charge.   For each hypothetical gross
investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.91%, 5.09% and 11.09%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and Premium payment requested.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER $3,000,000 INITIAL PREMIUM ISSUE AGE 40
                      $16,397,376 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE




                                                  0% Hypothetical                                 6% Hypothetical
                                              Gross Investment Return                         Gross Investment Return
                                      ----------------------------------------     ----------------------------------------------
                     Premium
Policy              Paid Plus           Cash         Surrender        Death           Cash          Surrender           Death
Year              Interest at 5%        Value          Value         Benefit          Value           Value             Benefit
------            --------------      ---------      ---------      ----------     ----------       ---------          ----------
     1             3,150,000          2,916,710      2,654,206      16,397,376      3,093,456        2,815,045         16,397,376
     2             3,307,500          2,835,732      2,586,897      16,397,376      3,189,823        2,909,916         16,397,376
     3             3,472,875          2,757,003      2,527,482      16,397,376      3,289,192        3,015,367         16,397,376
     4             3,646,519          2,680,459      2,487,466      16,397,376      3,391,657        3,151,657         16,397,376
     5             3,828,845          2,606,040      2,441,860      16,397,376      3,497,314        3,287,314         16,397,376
     6             4,020,287          2,533,688      2,396,869      16,397,376      3,606,262        3,426,262         16,397,376
     7             4,221,301          2,463,344      2,352,494      16,397,376      3,718,604        3,568,604         16,397,376
     8             4,432,366          2,394,953      2,308,735      16,397,376      3,834,446        3,714,446         16,397,376
     9             4,653,985          2,328,461      2,265,593      16,397,376      3,953,896        3,863,896         16,397,376
    10             4,886,684          2,263,815      2,263,815      16,397,376      4,077,068        4,077,068         16,397,376
    11             5,131,018          2,215,325      2,215,325      16,397,376      4,231,508        4,231,508         16,397,376
    12             5,387,569          2,167,874      2,167,874      16,397,376      4,391,797        4,391,797         16,397,376
    13             5,656,947          2,121,438      2,121,438      16,397,376      4,558,159        4,558,159         16,397,376
    14             5,939,795          2,075,998      2,075,998      16,397,376      4,730,822        4,730,822         16,397,376
    15             6,236,785          2,031,531      2,031,531      16,397,376      4,910,026        4,910,026         16,397,376
    16             6,548,624          1,988,016      1,988,016      16,397,376      5,096,018        5,096,018         16,397,376
    17             6,876,055          1,945,433      1,945,433      16,397,376      5,289,055        5,289,055         16,397,376
    18             7,219,858          1,903,763      1,903,763      16,397,376      5,489,405        5,489,405         16,397,376
    19             7,580,851          1,862,985      1,862,985      16,397,376      5,697,344        5,697,344         16,397,376
    20             7,969,893          1,823,080      1,823,080      16,397,376      5,913,160        5,913,160         16,397,376
    25            10,159,065          1,636,018      1,636,018      16,397,376      7,121,237        7,121,237         16,397,376
    30            12,965,827          1,468,150      1,468,150      16,397,376      8,576,128        8,576,128         16,397,376
    35            16,548,046          1,317,506      1,317,506      16,397,376     10,328,258       10,328,258         16,397,376
    40            21,119,966          1,182,320      1,182,320      16,397,376     12,438,354       12,438,354         16,397,376
    45            26,955,023          1,061,005      1,061,005      16,397,376     14,979,549       14,979,549         16,397,376




                                     12% Hypothetical
                                  Gross Investment Return
                    --------------------------------------------------------

Policy                 Cash                Surrender                Death
Year                   Value                 Value                 Benefit
------              -----------           -----------           -----------
     1                3,270,209             2,975,890            16,397,376
     2                3,564,755             3,272,255            16,397,376
     3                3,885,831             3,608,331            16,397,376
     4                4,235,827             3,995,827            16,397,376
     5                4,617,346             4,407,346            16,397,376
     6                5,033,228             4,853,228            16,397,376
     7                5,486,569             5,336,569            16,397,376
     8                5,980,742             5,860,742            16,397,376
     9                6,519,425             6,429,425            16,397,376
    10                7,106,627             7,106,627            16,397,376
    11                7,797,264             7,797,264            16,397,376
    12                8,555,019             8,555,019            16,397,376
    13                9,386,414             9,386,414            16,397,376
    14               10,298,606            10,298,606            16,397,376
    15               11,299,446            11,299,446            16,949,169
    16               12,397,550            12,397,550            18,100,423
    17               13,602,370            13,602,370            19,315,366
    18               14,924,278            14,924,278            20,595,503
    19               16,374,651            16,374,651            21,942,032
    20               17,965,974            17,965,974            23,355,766
    25               28,565,667            28,565,667            34,278,801
    30               45,419,044            45,419,044            52,231,900
    35               72,215,696            72,215,696            75,826,480
    40              114,822,027           114,822,027           120,563,129
    45              182,565,547           182,565,547           191,693,824



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER $3,000,000 INITIAL PREMIUM ISSUE AGE 40
                      $16,397,376 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE




                                            0% Hypothetical                                     6% Hypothetical
                                        Gross Investment Return                             Gross Investment Return
                               -------------------------------------------        -------------------------------------------
                Premium
Policy         Paid Plus         Cash           Surrender        Death             Cash            Surrender        Death
 Year       Interest at 5%      Value             Value          Benefit           Value             Value          Benefit
------      --------------     ---------        ---------       ----------        ---------        ---------       ----------
     1        3,150,000        2,892,392        2,632,077       16,397,376        3,068,753        2,792,565       16,397,376
     2        3,307,500        2,784,843        2,540,473       16,397,376        3,137,546        2,862,227       16,397,376
     3        3,472,875        2,677,176        2,454,301       16,397,376        3,206,272        2,939,350       16,397,376
     4        3,646,519        2,569,080        2,384,107       16,397,376        3,274,685        3,038,908       16,397,376
     5        3,828,845        2,460,246        2,305,250       16,397,376        3,342,534        3,132,534       16,397,376
     6        4,020,287        2,350,219        2,223,308       16,397,376        3,409,428        3,229,428       16,397,376
     7        4,221,301        2,238,692        2,137,951       16,397,376        3,475,102        3,325,102       16,397,376
     8        4,432,366        2,125,349        2,048,837       16,397,376        3,539,281        3,419,281       16,397,376
     9        4,653,985        2,009,736        1,955,473       16,397,376        3,601,553        3,511,553       16,397,376
    10        4,886,684        1,891,390        1,891,390       16,397,376        3,661,492        3,661,492       16,397,376
    11        5,131,018        1,778,655        1,778,655       16,397,376        3,737,268        3,737,268       16,397,376
    12        5,387,569        1,660,777        1,660,777       16,397,376        3,810,288        3,810,288       16,397,376
    13        5,656,947        1,536,686        1,536,686       16,397,376        3,879,591        3,879,591       16,397,376
    14        5,939,795        1,405,138        1,405,138       16,397,376        3,944,051        3,944,051       16,397,376
    15        6,236,785        1,265,016        1,265,016       16,397,376        4,002,624        4,002,624       16,397,376
    16        6,548,624        1,115,010        1,115,010       16,397,376        4,054,089        4,054,089       16,397,376
    17        6,876,055          953,925          953,925       16,397,376        4,097,288        4,097,288       16,397,376
    18        7,219,858          780,824          780,824       16,397,376        4,131,249        4,131,249       16,397,376
    19        7,580,851          593,934          593,934       16,397,376        4,154,298        4,154,298       16,397,376
    20        7,959,893          391,077          391,077       16,397,376        4,164,390        4,164,390       16,397,376
    25       10,159,065                0                0        3,000,000        3,919,999        3,919,999       16,397,376
    30       12,965,827                0                0        3,000,000        2,769,450        2,769,450       16,397,376
    35       16,548,046                0                0        3,000,000                0                0        3,000,000
    40       21,119,966                0                0        3,000,000                0                0        3,000,000
    45       26,955,023                0                0        3,000,000                0                0        3,000,000



                       12% Hypothetical
                   Gross Investment Return
          ------------------------------------------
Policy       Cash       Surrender          Death
 Year        Value        Value           Benefit
------    -----------  -----------       -----------
     1      3,245,142    2,953,079        16,397,376
     2      3,511,198    3,218,698        16,397,376
     3      3,800,136    3,522,636        16,397,376
     4      4,113,998    3,873,998        16,397,376
     5      4,455,062    4,245,062        16,397,376
     6      4,825,737    4,645,737        16,397,376
     7      5,228,846    5,078,846        16,397,376
     8      5,667,535    5,547,535        16,397,376
     9      6,145,206    6,055,206        16,397,376
    10      6,665,678    6,665,678        16,397,376
    11      7,269,528    7,269,528        16,397,376
    12      7,931,737    7,931,737        16,397,376
    13      8,658,452    8,658,452        16,397,376
    14      9,456,653    9,456,653        16,397,376
    15     10,334,458   10,334,458        16,397,376
    16     11,300,475   11,300,475        16,498,693
    17     12,359,196   12,359,196        17,550,058
    18     13,516,924   13,516,924        18,653,355
    19     14,783,392   14,783,392        19,809,745
    20     16,169,460   16,169,460        21,020,298
    25     25,294,383   25,294,383        30,353,260
    30     39,430,817   39,430,817        45,345,439
    35     61,472,269   61,472,269        64,545,882
    40     96,318,118   96,318,118       101,134,024
    45    149,082,754  149,082,754       156,536,891



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE 45
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 40
                           $3,000,000 INITIAL PREMIUM
                      $26,688,450 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE





                                         0% Hypothetical                                       6% Hypothetical
                                       Gross Investment Return                              Gross Investment Return
                              -----------------------------------------------    ------------------------------------------------
              Premium
Policy       Paid Plus           Cash            Surrender           Death          Cash            Surrender            Death
Year       Interest at 5%       Value              Value            Benefit        Value              Value             Benefit
------     --------------     ---------          ---------         ----------    ----------         ----------         ----------
    1      3,150,000          2,921,675          2,658,725         26,688,450     3,098,796          2,819,905         26,688,450
    2      3,307,500          2,845,327          2,595,649         26,688,450     3,200,936          2,920,054         26,688,450
    3      3,472,875          2,770,905          2,540,227         26,688,450     3,306,532          3,031,263         26,688,450
    4      3,646,519          2,698,360          2,504,078         26,688,450     3,415,701          3,175,701         26,688,450
    5      3,828,845          2,627,578          2,462,040         26,688,450     3,528,496          3,318,496         26,688,450
    6      4,020,287          2,557,697          2,419,581         26,688,450     3,644,232          3,464,232         26,688,450
    7      4,221,301          2,488,505          2,376,523         26,688,450     3,762,838          3,612,838         26,688,450
    8      4,432,366          2,420,627          2,333,484         26,688,450     3,884,204          3,764,204         26,688,450
    9      4,653,985          2,354,600          2,269,834         26,688,450     4,008,175          3,888,175         26,688,450
   10      4,886,684          2,290,373          2,290,373         26,688,450     4,135,106          4,135,106         26,688,450
   11      5,131,018          2,241,314          2,241,314         26,688,450     4,291,744          4,291,744         26,688,450
   12      5,387,569          2,193,306          2,193,306         26,688,450     4,454,315          4,454,315         26,688,450
   13      5,656,947          2,146,326          2,146,326         26,688,450     4,623,045          4,623,045         26,688,450
   14      5,939,795          2,100,353          2,100,353         26,688,450     4,798,166          4,798,166         26,688,450
   15      6,236,785          2,055,364          2,055,364         26,688,450     4,979,921          4,979,921         26,688,450
   16      6,548,624          2,011,339          2,011,339         26,688,450     5,168,561          5,168,561         26,688,450
   17      6,876,055          1,968,256          1,968,256         26,688,450     5,364,346          5,364,346         26,688,450
   18      7,219,858          1,926,097          1,926,097         26,688,450     5,567,548          5,567,548         26,688,450
   19      7,580,851          1,884,841          1,884,841         26,688,450     5,778,447          5,778,447         26,688,450
   20      7,959,893          1,844,468          1,844,468         26,688,450     5,997,335          5,997,335         26,688,450
   25     10,159,065          1,655,211          1,655,211         26,688,450     7,222,611          7,222,611         26,688,450
   30     12,965,827          1,485,374          1,485,374         26,688,450     8,698,214          8,698,214         26,688,450
   35     16,548,046          1,332,964          1,332,964         26,688,450    10,475,288         10,475,288         26,688,450
   40     21,119,966          1,196,191          1,196,191         26,688,450    12,615,424         12,615,424         26,688,450
   45     26,955,023          1,073,453          1,073,453         26,688,450    15,192,796         15,192,796         26,688,450


                           12% Hypothetical
                        Gross Investment Return
            --------------------------------------------------
Policy          Cash            Surrender             Death
Year           Value              Value              Benefit
------       ----------         ---------          -----------
    1          3,275,926          2,981,093         26,688,450
    2          3,577,488          3,284,988         26,688,450
    3          3,907,068          3,629,568         26,688,450
    4          4,267,269          4,027,269         26,688,450
    5          4,660,869          4,450,869         26,688,450
    6          5,090,186          4,910,186         26,688,450
    7          5,558,401          5,408,401         26,688,450
    8          6,068,970          5,948,970         26,688,450
    9          6,625,652          6,505,652         26,688,450
   10          7,232,537          7,232,537         26,688,450
   11          7,935,411          7,935,411         26,688,450
   12          8,706,591          8,706,591         26,688,450
   13          9,552,717          9,552,717         26,688,450
   14         10,481,070         10,481,070         26,688,450
   15         11,499,643         11,499,643         26,688,450
   16         12,617,203         12,617,203         26,688,450
   17         13,843,371         13,843,371         26,688,450
   18         15,188,699         15,188,699         26,688,450
   19         16,664,770         16,664,770         26,688,450
   20         18,284,288         18,284,288         26,688,450
   25         29,071,787         29,071,787         34,886,145
   30         46,223,775         46,223,775         53,157,341
   35         73,495,219         73,495,219         77,169,980
   40        116,856,472        116,856,472        122,699,295
   45        185,800,316        185,800,316        195,090,332



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE 45
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 40
                           $3,000,000 INITIAL PREMIUM
                      $26,688,450 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE


                                         0% Hypothetical                         6% Hypothetical
                                    Gross Investment Return                  Gross Investment Return
                              ------------------------------------    -------------------------------------
              Premium
Policy       Paid Plus          Cash       Surrender      Death         Cash        Surrender      Death
 Year      Interest at 5%       Value        Value       Benefit        Value         Value       Benefit
 -----     --------------     ---------    ---------    ----------    ---------     ---------    ----------
    1        3,150,000        2,921,675    2,658,725    26,688,450    3,098,796     2,819,905    26,688,450
    2        3,307,500        2,845,327    2,595,649    26,688,450    3,200,936     2,920,054    26,688,450
    3        3,472,875        2,770,905    2,540,227    26,688,450    3,306,532     3,031,263    26,688,450
    4        3,646,519        2,698,360    2,504,078    26,688,450    3,415,701     3,175,701    26,688,450
    5        3,828,845        2,627,578    2,462,040    26,688,450    3,528,496     3,318,496    26,688,450
    6        4,020,287        2,557,697    2,419,581    26,688,450    3,644,232     3,464,232    26,688,450
    7        4,221,301        2,488,506    2,376,523    26,688,450    3,762,838     3,612,838    26,688,450
    8        4,432,366        2,419,757    2,332,646    26,688,450    3,884,204     3,764,204    26,688,450
    9        4,653,985        2,351,163    2,287,682    26,688,450    4,008,176     3,918,176    26,688,450
   10        4,886,684        2,282,386    2,282,386    26,688,450    4,134,548     4,134,548    26,688,450
   11        5,131,018        2,224,157    2,224,157    26,688,450    4,284,460     4,284,460    26,688,450
   12        5,387,569        2,164,322    2,164,322    26,688,450    4,437,674     4,437,674    26,688,450
   13        5,656,947        2,102,361    2,102,361    26,688,450    4,593,855     4,593,855    26,688,450
   14        5,939,795        2,037,639    2,037,639    26,688,450    4,752,553     4,752,553    26,688,450
   15        6,236,785        1,969,461    1,969,461    26,688,450    4,913,256     4,913,256    26,688,450
   16        6,548,624        1,896,988    1,896,988    26,688,450    5,075,311     5,075,311    26,688,450
   17        6,876,055        1,819,332    1,819,332    26,688,450    5,238,011     5,238,011    26,688,450
   18        7,219,858        1,735,437    1,735,437    26,688,450    5,400,481     5,400,481    26,688,450
   19        7,580,851        1,644,095    1,644,095    26,688,450    5,561,704     5,561,704    26,688,450
   20        7,959,893        1,543,768    1,543,768    26,688,450    5,720,353     5,720,353    26,688,450
   25       10,159,065          823,220      823,220    26,688,450    6,400,855     6,400,855    26,688,450
   30       12,965,827                0            0     3,000,000    6,548,216     6,548,216    26,688,450
   35       16,548,046                0            0     3,000,000    5,213,690     5,213,690    26,688,450
   40       21,119,966                0            0     3,000,000            0             0     3,000,000
   45       26,955,023                0            0     3,000,000            0             0     3,000,000



                        12% Hypothetical
                     Gross Investment Return
           -------------------------------------------
Policy        Cash         Surrender          Death
 Year         Value          Value           Benefit
 -----     -----------    -----------      -----------
    1        3,275,926      2,981,093      26,688,450
    2        3,577,488      3,284,988      26,688,450
    3        3,907,068      3,629,568      26,688,450
    4        4,267,270      4,027,270      26,688,450
    5        4,660,869      4,450,869      26,688,450
    6        5,090,187      4,910,187      26,688,450
    7        5,558,402      5,408,402      26,688,450
    8        6,068,971      5,948,971      26,688,450
    9        6,625,653      6,535,653      26,688,450
   10        7,232,539      7,232,539      26,688,450
   11        7,933,699      7,933,699      26,688,450
   12        8,701,923      8,701,923      26,688,450
   13        9,543,619      9,543,619      26,688,450
   14       10,465,830     10,465,830      26,688,450
   15       11,476,368     11,476,368      26,688,450
   16       12,583,874     12,583,874      26,688,450
   17       13,798,007     13,798,007      26,688,450
   18       15,129,527     15,129,527      26,688,450
   19       16,590,501     16,590,501      26,688,450
   20       18,194,448     18,194,448      26,688,450
   25       28,891,240     28,891,240      34,669,488
   30       45,723,382     45,723,382      52,581,889
   35       72,157,027     72,157,027      75,764,878
   40      113,848,485    113,848,485     119,540,909
   45      177,515,980    177,515,980     186,391,779



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.